UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2022

ETF Managers Group Commodity Trust I

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36851	36-4793446
(Commission File Number)	(IRS Employer Identification No.)

30 Maple Street - Suite 2 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Breakwave Dry Bulk Shipping ETF	BDRY	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 1, 2022 (the “Effective Date”), Breakwave Advisors LLC (“Breakwave”) has agreed to waive its fee and ETF Managers Capital LLC (the “Sponsor”) has agreed to assume the other expenses (excluding brokerage fees, interest expenses, and extraordinary expenses) (“Total Expenses”) of the Breakwave Dry Bulk Shipping ETF (the “Fund”), a series of ETF Managers Group Commodity Trust I (the “Trust”), so that the Fund’s total annual expenses do not exceed 3.50% per annum through March 31, 2024 (the “Expense Cap”). Breakwave may recoup any fees waived on or after September 1, 2022, pursuant to the Expense Cap; however, no repayment will be made if such repayment causes the Fund’s Total Expenses after the repayment to exceed either (i) the Expense Cap in place at the time such amounts were waived, or (ii) the Fund’s current Expense Cap. Such recoupment is limited to three years from the date the amount is initially waived.

The foregoing is a summary description of the Fee Waiver Agreement and Expense Limitation Agreement (the “Current Agreements”), each of which is filed with this Current Report on Form 8-K as Exhibit 10.14 and Exhibit 10.15, respectively, and is incorporated by reference.

Item 1.02. Termination of Material Definitive Agreement.

As of the Effective Date, the prior Expense Limitation Agreements, dated March 1, 2018 and June 1, 2019, between the Sponsor and the Trust, with respect to the Fund, were terminated as if the term of each prior agreement was scheduled to expire on the Effective Date.

Likewise, as of the Effective Date, the prior Fee Waiver Agreements, dated March 5, 2018 and June 1, 2019, between the Sponsor and Breakwave, were terminated as if the term of each prior agreement was scheduled to expire on the Effective Date.

Under these prior agreements, Breakwave agreed to waive its fee and the Sponsor agreed to assume the Fund’s other expenses (excluding brokerage fees, interest expenses, and extraordinary expenses), so that the Fund’s Total Expenses do not exceed 3.50% per annum through February 28, 2023. The Current Agreements have replaced these prior agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.14	Fee Waiver Agreement
10.15	Expense Limitation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EETF Managers Group Commodity Trust I

/s/ John A. Flanagan
Date: September 6, 2022	John A. Flanagan ETF Managers Capital LLC, Sponsor of ETF Managers Commodity Trust I
Chief Financial Officer

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